UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2010

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana	000-22269	72-1341014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana	70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 457-6220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Not applicable.

(e)           Guaranty Savings Bank (the “Bank”), the wholly owned subsidiary of GS Financial Corp. (the “Company”), and Stephen E. Wessel, the President and Chief Executive Officer of the Company and the Bank, have, effective as of December 31, 2010, entered into a letter agreement which extends the term of the previous Change in Control Agreement between Mr. Wessel and the Bank for an additional year, through December 31, 2011.  The terms of the December 31, 2010, letter agreement are incorporated herein by reference to Exhibit 10.1 hereto.

(f)            Not applicable.

Item 9.01            Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Letter Agreement, signature dated and accepted as of December 31, 2010, by and between Guaranty Savings Bank and Stephen E. Wessel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date: January 4, 2011	By:	/s/Stephen E. Wessel
Stephen E. Wessel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, signature dated and accepted as of December 31, 2010, by and between Guaranty Savings Bank and Stephen E. Wessel